UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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OPY ACQUISITION CORP. I

(Name of Registrant as Specified in its Charter)

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OPY ACQUISITION CORP. I

85 Broad Street

New York, New York 10004

NOTICE OF SPECIAL MEETING IN LIEU OF THE

2022 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON                     , 2022

To the Stockholders of OPY Acquisition Corp. I:

You are cordially invited to attend the special meeting in lieu of the 2022 annual meeting (the “special meeting”) of stockholders of OPY Acquisition Corp. I (“OPY,” “Company,” “we,” “us” or “our”). The special meeting will be held at     :     a.m. Eastern Time on December     , 2022. Due to the COVID-19 pandemic, OPY will be holding the special meeting as a virtual meeting via the following information:

OPY Meeting Information:

Meeting Date:             , December     , 2022

Meeting Time:     :    A.M.

Special Meeting-meeting webpage (information, webcast, telephone access and replay):

https://www.cstproxy.com/

Telephone access (listen-only):

Within the U.S. and Canada:

1 800-        -         (toll-free)

Outside of the U.S. and Canada:

+1         -        -             (standard rates apply)

Conference ID:                 # to be held on                         , 2022

As discussed in the attached proxy statement, the purpose of the special meeting is to consider and vote upon the following proposals:

•

a proposal to amend our amended and restated certificate of incorporation (the “charter”) to extend the initial period of time by which we have to consummate an initial business combination from April 29, 2023 to October 30, 2023, (the “New Termination Date”) pursuant to an amendment in the form set forth in Annex A of the accompanying proxy statement (the “Charter Amendment Proposal”);

•

a proposal to re-elect (the “Director Proposal”) the five members of our board of directors (the “Board”), each to serve until the 2023 annual meeting of stockholders following the special meeting or until the election and qualification of their respective successors, subject to their earlier death, resignation or removal; and

•	a proposal to approve one or more adjournments of the special meeting from time to time if requested by the chairman of the special meeting (the “Adjournment Proposal”).

Each of the Charter Amendment Proposal, Director Proposal and Adjournment Proposal are more fully described in the accompanying proxy statement.

The purpose of the Charter Amendment Proposal is to allow us more time to complete an initial business combination. Our initial public offering (“IPO”) prospectus and charter provide that we have until 18 months from the closing of our IPO (April 29, 2023). While we are currently in discussions with respect to several business combination opportunities, the Board currently believes that there may not be sufficient time before April 29, 2023 to complete an initial business combination. Accordingly, the Board believes that in order to be able to consummate an initial business combination, we will need to extend the initial period of time that we have to consummate an initial business combination by amending the charter pursuant to an amendment (in the form set forth in Annex A of the accompanying proxy statement) as described in the Charter Amendment Proposal (the “Charter Amendment”). In the event that we enter into a definitive agreement for an initial business combination prior to the special meeting, we will issue a press release and file a Form 8-K with the Securities and Exchange Commission announcing the proposed business combination.

Pursuant to the charter, holders of shares of our Class A common stock, par value $0.0001 per share (such shares, “Class A common stock”), sold in the IPO (such holders, “public stockholders,” and such shares of Class A common stock, the “public shares”) are entitled to elect to have us redeem their public shares for their pro rata portion of the funds available in the Trust Account in connection with the approval of the Charter Amendment Proposal (the “Election”) regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal. An Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the special meeting. However, in order to be able to consummate an initial business combination by the New Termination Date, we believe that we will need at least approximately $30.0 million to remain in the Trust Account after giving effect to redemption elections in connection with the approval of the Charter Amendment Proposal (such minimum, the “Minimum Trust Account Balance”). We may determine to proceed with the Charter Amendment even if the trust balance, after redemptions, is below the Minimum Trust Account Balance however.

Subject to applicable securities laws (including with respect to material nonpublic information), the Sponsor, our directors, officers, advisors or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the special meeting, or elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements in the future. In the event that the sponsor, our directors, officers, advisors or any of their respective affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $         per share, based on the amounts held in the Trust Account as of                     , 2022); (b) would represent in writing that such public shares will not be voted in favor of approving the Charter Amendment Proposal; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

To the extent any such purchases by the sponsor, our directors, officers, advisors or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, we will disclose in a Current Report on Form 8-K prior to the Special Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension will be approved; (iv) the identities of the securityholders who sold to the Sponsor, our directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such public shares; and (v) the number of shares of Class A common stock for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of otherwise limiting the number of public shares electing to redeem.

If such transactions are effected, the consequence could be to cause the Charter Amendment Proposal to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for Charter Amendment Proposal at the Special Meeting and could decrease the chances that the Charter Amendment Proposal would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

The Company hereby represents that any Company securities purchased by the Sponsor, our directors, officers, advisors or any of their respective affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Charter Amendment Proposal.

If the Charter Amendment Proposal is put to a stockholder vote at the special meeting, regardless of whether public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal at the special meeting, do not vote on the Charter Amendment Proposal at the special meeting, or do not instruct their broker or bank how to vote at the special meeting, if the Charter Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares for their pro rata portion of the remaining funds available in the Trust Account in connection with the consummation of an initial business combination.

Prior to the IPO, our initial stockholders waived their rights to participate in any liquidation distribution with respect to their shares of our common stock, par value $0.0001 per share, which were acquired by them prior to the IPO (“founder shares”). As a consequence of such waivers, there will be no distribution from the Trust Account with respect to the founder shares. In addition, our warrants will expire worthless in the event we wind up.

Public stockholders desiring to elect to have us redeem their public shares in connection with the approval of the Charter Amendment Proposal must tender their shares to Continental at least two business days prior to the special meeting (or December     , 2022). Public shares may be tendered by either delivery of share certificates to the transfer agent or by delivery of shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your public shares in street name, you will need to instruct your bank, broker or other nominee to withdraw such shares from your account in order to exercise your redemption rights.

Assuming that the Charter Amendment Proposal is submitted to a vote of stockholders at the special meeting and approved, and the Minimum Trust Account Balance is maintained, we estimate that the per-share pro rata portion of the Trust Account to be used to redeem the public shares for which a redemption election has been made will be approximately $            , based on the approximate amount of $             million held in the Trust Account as of                     , 2022. The closing price of our Class A common stock on                     , 2022 was $            . We cannot assure stockholders that they will be able to sell their shares of Class A common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares.

If the Charter Amendment Proposal is not submitted to a vote of stockholders at the special meeting or the Charter Amendment Proposal is submitted to a vote of stockholders at the special meeting and either the stockholders do not approve the Charter Amendment Proposal or the stockholders approve the Charter Amendment Proposal and our Board determines to abandon the Charter Amendment and we do not consummate an initial business combination by April 29, 2023, the charter requires us to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (which may include the 1% excise tax, if applicable, pursuant to the Inflation Reduction of 2022 (the “IR Act”)) (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption the charter provides will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

For all matters described in the accompanying proxy statement other than the Director Proposal, the holders of a share of our Class A common stock and our founders shares (together, the “common stock”) are entitled to one vote per share of common stock, and the holders of Class A common stock and founders shares vote together as a single class. For the Director Proposal, the charter provides that the holders of the founders shares have the exclusive right to elect, remove and replace any director of the Company and that the holders of Class A common stock have no right to vote on such matters. For the Director Proposal, the holder of each share of founders shares is entitled to one vote per share and the holders of founders shares vote separately as a single class.

The affirmative vote of the holders of at least a majority of all then outstanding shares of our common stock entitled to vote thereon at the special meeting is required to approve the Charter Amendment Proposal, a plurality of votes cast by the holders of shares of founders shares present at the special meeting (in person or by proxy) and entitled to vote thereon at the special meeting is required for the re-election of the directors pursuant to the Director Proposal and the affirmative vote of at least a majority of the votes cast by the holders of shares of our common stock present at the special meeting (in person or by proxy) and entitled to vote thereon at the special meeting is required to approve the Adjournment Proposal.

The Board has fixed the close of business on                         , 2022 as the record date for determining our stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of our common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof.

After careful consideration of all relevant factors, the Board has determined that the Charter Amendment Proposal, the Director Proposal and the Adjournment Proposal are fair to and in the best interests of us and our stockholders, has declared them advisable and recommends that you vote or give instruction to vote “FOR” them.

Under Delaware law and our bylaws, no other business may be transacted at the special meeting.

Enclosed is the proxy statement containing detailed information concerning the Charter Amendment Proposal, the Director Proposal, the Adjournment Proposal and the special meeting. Stockholders are urged to vote their proxies by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope.

The special meeting is currently scheduled to be virtually as indicated above.

Dated: , 2022

By Order of the Board of Directors,

Jonathan Siegel
Chairman and Chief Executive Officer

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the Charter Amendment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on                             , 2022: This notice of special meeting and the accompanying proxy statement are available at https://www.cstproxy.com/                .

OPY ACQUISITION CORP. I

85 Broad Street

New York, New York 10004

SPECIAL MEETING IN LIEU OF

2022 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON                                     , 2022

PROXY STATEMENT

The special meeting in lieu of the 2022 annual meeting (the “special meeting”) of stockholders of OPY Acquisition Corp. I (“OPY,” “Company,” “we,” “us” or “our”) will be held at     :     a.m. Eastern Time on December     , 2022. Due to the COVID-19 pandemic, OPY will be holding the special meeting as a virtual meeting via the following information:

OPY Meeting Information:

Meeting Date:                     , December     , 2022

Meeting Time:     :    A.M.

Special Meeting-meeting webpage (information, webcast, telephone access and replay):

https://www.cstproxy.com/

Telephone access (listen-only):

Within the U.S. and Canada:

1 800-        -         (toll-free)

Outside of the U.S. and Canada:

+1         -        -             (standard rates apply)

Conference ID:                     # to be held on                                 , 2022

As discussed herein, the purpose of the special meeting is to consider and vote upon the following proposals:

•

a proposal to amend our amended and restated certificate of incorporation (the “charter”) to extend the initial period of time by which we have to consummate an initial business combination from April 29, 2023 to October 30, 2023, (the “New Termination Date”) pursuant to an amendment in the form set forth in Annex A of the accompanying proxy statement (the “Charter Amendment Proposal”);

•

a proposal to re-elect (the “Director Proposal”) our five directors to our Board, such directors to serve until the next annual meeting of stockholders following the special meeting or until the election and qualification of their respective successors, subject to their earlier death, resignation or removal;

•	a proposal to approve one or more adjournments of the special meeting from time to time if requested by the chairman of the special meeting (the “Adjournment Proposal”).

The purpose of the Charter Amendment Proposal is to allow us more time to complete an initial business combination. Our initial public offering (“IPO”) prospectus and charter provide that we have until 18 months from the closing of our IPO (April 29, 2023) to complete an initial business combination. While we are currently in discussions with respect to several business combination opportunities, the Board currently believes that there may not be sufficient time before April 29, 2023 to complete an initial business combination. Accordingly, the Board believes that in order to be able to consummate an initial business combination, we will need to extend the initial period of time that we have to consummate an initial business combination by amending the charter pursuant to an amendment (in the form set forth in Annex A of the accompanying proxy statement) as described in the Charter Amendment Proposal (the “Charter Amendment”). In the event that we enter into a definitive agreement for an initial business combination prior to the special meeting, we will issue a press release and file a Form 8-K with the Securities and Exchange Commission announcing the proposed business combination.

Pursuant to the charter, holders of shares of our Class A common stock, par value $0.0001 per share (such shares, “Class A common stock”), sold in the IPO (such holders, “public stockholders,” and such shares of Class A common stock, the “public shares”) are entitled to elect to have us redeem their public shares for their pro rata portion of the funds available in the Trust Account in connection with the approval of the Charter

Amendment Proposal (the “Election”) regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal. An Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the special meeting. However, in order to be able to consummate an initial business combination by the New Termination Date, we believe that we will need approximately $30.0 million to remain in the Trust Account after giving effect to redemption elections in connection with the approval of the Charter Amendment Proposal (such minimum, the “Minimum Trust Account Balance”). Accordingly, we may enter into agreements with one or more stockholders in which such stockholders agree to not redeem all or a portion of their public shares so as to ensure that the Minimum Trust Account Balance is achieved. No such agreements have been entered into as of the date of this proxy statement.

If enough public stockholders elect to have us redeem their public shares in connection with the approval of the Charter Amendment Proposal such that we believe that the Minimum Trust Account Balance will not be achieved after giving effect to such redemption elections, we will evaluate whether to submit the Charter Amendment Proposal to a vote of our stockholders. In the event that the Charter Amendment Proposal is not submitted to a vote of our stockholders at the special meeting, there will be no approval of the Charter Amendment Proposal and therefore no redemptions of public shares from any public stockholders, even those public shares held by public stockholders who elected to have their public shares redeemed in accordance with the procedures described in the accompanying proxy statement.

If the Charter Amendment Proposal is put to a stockholder vote at the special meeting, regardless of whether public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal at the special meeting, do not vote on the Charter Amendment Proposal at the special meeting, or do not instruct their broker or bank how to vote at the special meeting, if the Charter Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares for their pro rata portion of the remaining funds available in the Trust Account in connection with the consummation of an initial business combination.

Prior to the IPO, our initial stockholders waived their rights to participate in any liquidation distribution with respect to their shares of our founders shares, par value $0.0001 per share, which were acquired by them prior to the IPO (“founder shares”). As a consequence of such waivers, there will be no distribution from the Trust Account with respect to the founder shares. In addition, our warrants will expire worthless in the event we wind up.

Public stockholders desiring to elect to have us redeem their public shares in connection with the approval of the Charter Amendment Proposal must tender their shares to Continental at least two business days prior to the special meeting. Public shares may be tendered by either delivery of share certificates to the transfer agent or by delivery of shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your public shares in street name, you will need to instruct your bank, broker or other nominee to withdraw such shares from your account in order to exercise your redemption rights. These shares must be received by the redemption deadline which is 5:00 p.m. on December         , 2022 (two business days prior to the special meeting) for the redemption to be valid.

Assuming that the Charter Amendment Proposal is submitted to a vote of stockholders at the special meeting and the Charter Amendment Proposal is approved, we estimate that the per-share pro rata portion of the Trust Account to be used to redeem the public shares for which a redemption election has been made will be approximately $        , based on the approximate amount of $         million held in the Trust Account as of                     , 2022. The closing price of our Class A common stock on                    , 2022 was $            . We cannot assure stockholders that they will be able to sell their shares of Class A common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares.

If the Charter Amendment Proposal is not submitted to a vote of stockholders at the special meeting or the Charter Amendment Proposal is submitted to a vote of stockholders at the special meeting and either the stockholders do not approve the Charter Amendment Proposal or the stockholders approve the Charter Amendment Proposal and our Board determines to abandon the Charter Amendment and we do not consummate an initial business combination by April 29, 2023, as contemplated by our IPO prospectus and in accordance with the charter, the charter requires us to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, divided by the number of then outstanding public shares, which redemption the charter provides will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

For all matters described in the accompanying proxy statement other than the Director Proposal, the holders of a share of our Class A common stock and our founders shares (together, the “common stock”) are entitled to one vote per share of common stock, and the holders of Class A common stock and founders shares vote together as a single class. For the Director Proposal, the charter provides that the holders of the founders shares have the exclusive right to elect, remove and replace any director of the Company and that the holders of Class A common stock have no right to vote on such matters. For the Director Proposal, the holder of each share of founders shares is entitled to one vote per share and the holders of founders shares vote separately as a single class.

The affirmative vote of the holders of at least a majority of all then outstanding shares of our common stock entitled to vote thereon at the special meeting is required to approve the Charter Amendment Proposal, a plurality of votes cast by the holders of shares of founders shares present at the special meeting (in person or by proxy) and entitled to vote thereon at the special meeting is required for the re-election of the five directors pursuant to the Director Proposal and the affirmative vote of at least a majority of the votes cast by the holders of shares of our common stock present at the special meeting (in person or by proxy) and entitled to vote thereon at the special meeting is required to approve the Adjournment Proposal.

If the Charter Amendment Proposal is submitted to a vote of stockholders at the special meeting and the stockholders approve the Charter Amendment Proposal, the Company will request in writing that Continental deliver, to a segregated account for distribution to the public stockholders who have elected the redemption of their public shares, an amount of the principal and interest in the Trust Account sufficient to redeem such public shares (the “Withdrawal Amount”). The remainder of the principal and interest in the Trust Account will remain in the Trust Account and be available for use by us to complete an initial business combination on or before the New Termination Date. Holders of public shares who do not elect to have us redeem their public shares in connection with approval of the Charter Amendment Proposal will retain their redemption rights and their ability to vote on an initial business combination through the New Termination Date if the Charter Amendment Proposal is submitted to a vote of stockholders at the special meeting and the Charter Amendment Proposal is approved by stockholders.

The record date for the special meeting is                            , 2022. Record holders of our common stock at the close of business on the record date are entitled to vote in person or have their votes cast by proxy at the special meeting. On the record date, 15,812,500 shares of our common stock, including 12,650,000 public shares and 3,162,500 founder shares, were outstanding and entitled to vote. Our warrants do not have voting rights.

This proxy statement contains important information about the special meeting and the proposals. Please read it carefully and vote your shares.

This proxy statement is dated                     , 2022 and is first being mailed to stockholders on or about that date.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annex to this proxy statement.

Q. Why am I receiving this proxy statement?

A. This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the Board, for use at the special meeting in lieu of the 2022 annual meeting of stockholders to be held on                                 , 2022 at     :         a.m., local time. or at any adjournments or postponements thereof. The special meeting will be held virtually. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting.

We are a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities. In October 2021, we consummated the IPO from which we derived gross proceeds of $                million. Like most blank check companies, the charter provides for the return of the IPO proceeds held in trust to the public stockholders if no qualifying initial business combination is consummated on or before a certain date (in our case, April 29, 2023). The Board believes that it is in the best interests of our stockholders to continue our existence until the New Termination Date in order to allow us more time to complete such business combination. In addition, we are proposing to submit to the stockholders for their consideration and vote at the special meeting, the re-election of our five directors to the Board and the adjournment of the special meeting if requested by the chairman of the special meeting.

Q: How do I access the virtual meeting?

A. The special meeting can be accessed using the following information:

Special Meeting-meeting webpage (information, webcast, telephone access and replay):

https://www.cstproxy.com/

Telephone access (listen-only):

Within the U.S. and Canada:

1 800-            -                (toll-free)

Outside of the U.S. and Canada:

+1             -            -                 (standard rates apply)

Conference ID:                    # to be held on                         , 2022

Q. What is included in these materials?

A. These materials include:

•  this proxy statement for the special meeting;

•  our Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the Securities and Exchange Commission (the “SEC”) on March 1, 2022.

Q. What is proposed to be voted on?	A. It is proposed that you vote on:
• a proposal to amend the charter to extend the initial date by which we have to consummate an initial business combination to the New Termination Date;

•  a proposal to re-elect our five directors to the Board, with each such director to serve until the next annual meeting of stockholders following the special meeting or until the election and qualification of their respective successors, subject to their earlier death, resignation or removal; and

• a proposal to approve one or more adjournments of the special meeting from time to time if requested by the chairman of the special meeting.

The purpose of the Charter Amendment Proposal is to allow us more time to complete an initial business combination.

Assuming that the Board determines to submit the Charter Amendment Proposal to a vote of stockholders at the special meeting, the Minimum Trust Account Balance is maintained and the Charter Amendment Proposal is approved at the special meeting, we estimate that the per-share pro rata portion of the Trust Account to be used to redeem the public shares for which a redemption election has been made will be approximately $ , based on the approximate amount of $ million held in the Trust Account as of , 2022. The closing price of our Class A common stock on , 2022 was $ . We cannot assure stockholders that they will be able to sell their shares of Class A common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares.

If the Charter Amendment Proposal is not submitted to a vote of stockholders at the special meeting or the Charter Amendment Proposal is submitted to a vote of stockholders at the special meeting and either the stockholders do not approve the Charter Amendment Proposal or the stockholders approve the Charter Amendment Proposal and our Board determines to abandon the Charter Amendment and we do not consummate an initial business combination by April 29, 2023 as contemplated by our IPO prospectus and in accordance with the charter, the charter requires us to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption the charter provides will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board in accordance with applicable law, dissolves and liquidates, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Our initial stockholders have waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event we wind up. We will pay the costs of liquidation from our remaining assets held outside of the Trust Account.

Q. Why is the Board proposing the Charter Amendment Proposal?

A. The charter provides for the redemption of the public shares from the public stockholders from the Trust Account if no qualifying business combination is consummated on or before April 29, 2023. Accordingly, the Trust Agreement provides for the trustee to liquidate the Trust Account and distribute to each public stockholder its pro rata share of such funds if a qualifying business combination is not consummated on or before such date provided in the charter. As we explain below, we believe we will not be able to complete an initial business combination by that date.

While we are currently in discussions with respect to several initial business combination opportunities, we have not yet executed a definitive agreement for an initial business combination and we do not expect to be able to consummate such an initial business combination by April 29, 2023. We are asking for an extension of this timeframe in order to complete an initial business combination.

As we believe we will not be able to consummate an initial business combination within the permitted time period currently provided in the charter, we have determined to seek stockholder approval of the Charter Amendment Proposal to extend the date by which we have to complete an initial business combination.

We believe that given our expenditure of time, effort and money on finding an initial business combination, circumstances warrant providing public stockholders an opportunity to consider an initial business combination. Accordingly, the Board is proposing the Charter Amendment Proposal to extend the time by which we must complete an initial business combination.

You are not being asked to vote on an initial business combination at this time. If the Charter Amendment Proposal is approved and the charter amendment is implemented and you have not elected to redeem your public shares in connection with such approval, you will retain the right to vote on any proposed initial business combination when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the Trust Account in the event such business combination is approved and completed or we have not consummated an initial business combination by the New Termination Date.

Q. What is the Minimum Trust Account Balance and How Does it Affect the Charter Amendment Proposal?	In order to be able to consummate an initial business combination by the New Termination Date, we believe that we will need the Minimum Trust Account Balance to remain in the Trust Account after giving effect to redemption elections in connection with the approval of the Charter Amendment Proposal. Accordingly, if enough public stockholders elect to have us redeem their public shares in connection with the approval of the Charter Amendment Proposal such that we believe that the Minimum Trust Account Balance, we may not submit the Charter Amendment Proposal to a vote of our stockholders at the special meeting. In the event that the Charter Amendment Proposal is not submitted to a vote of our stockholders at the special meeting, there will be no approval of the Charter Amendment Proposal and therefore no redemptions of public shares from any public stockholders, even those public shares held by public stockholders who elected to have their public shares redeemed in accordance with the procedures described in the accompanying proxy statement. We will need to complete an initial business combination by April 29, 2023 or we will be forced to liquidate.

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Board

Q. Why should I vote for the Charter Amendment Proposal?	A. The Board believes stockholders should have an opportunity to evaluate an initial business combination with one or more of the targets with which we are in discussions. Accordingly, the Board is proposing the Charter Amendment Proposal to extend the date by which we have to complete an initial business combination until the New Termination Date.

Q. How do the OPY insiders intend to vote their shares?

A. All of sponsor, executive officers and directors are expected to vote any shares of our common stock over which they have voting control (including any public shares owned by them) in favor of the Charter Amendment Proposal, the Director Proposal and the Adjournment Proposal.

Our sponsor is not entitled to elect to have its founder shares redeemed in connection with the approval of the Charter Amendment Proposal. Our directors, executive officers and their respective affiliates (if any), are entitled to elect to have the shares of Class A common stock they purchased in the IPO (if any) redeemed in connection with the approval of the Charter Amendment Proposal.

On the record date, our sponsor beneficially owned and was entitled to vote 3,162,500 founder shares, representing approximately 20% of our issued and outstanding common stock. Neither our sponsor nor any of our executive officers and directors beneficially owned any public shares as of such date. [Confirm]

Our directors, executive officers and their affiliates may choose to buy public shares in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Charter Amendment Proposal. Any public shares held by affiliates of ours may be voted in favor of the Charter Amendment Proposal.

Q. What vote is required to approve each of the proposals?

A. For all matters described in this proxy statement other than the Director Proposal, a holder of a share of Class A common stock or a founders share outstanding on the record date for the special meeting is entitled to one vote per share, and holders of the Class A common stock and founders shares vote together as a single class. For the Director Proposal, the charter provides that the holders of the founders shares have the exclusive right to elect, remove and replace any director of the Company and that the holders of Class A common stock have no right to vote on such matters. For the Director Proposal, the holder of each founders share is entitled to one vote per share and the holders of founders shares vote separately as a single class. Prior to the consummation of an initial business combination, holders of Class A common stock do not have voting rights with respect to the election of directors.

The affirmative vote of the holders of at least a majority of all then outstanding shares of our common stock entitled to vote thereon at the special meeting is required to approve the Charter Amendment Proposal, a plurality of votes cast by the holders of shares of founders shares present at the special meeting (in person or by proxy) and entitled to vote thereon at the special meeting is required for the re-election of the five directors pursuant to the Director Proposal and the affirmative vote of at least a majority of the votes cast by the holders of shares of our common stock present at the special meeting (in person or by proxy) and entitled to vote thereon at the special meeting is required to approve the Adjournment Proposal.

Abstentions will be counted in connection with the determination of whether a valid quorum is established at the special meeting, but will have no effect on the re-election of the two Class I directors pursuant the Director Proposal or the approval of the Adjournment Proposal. With respect to the Charter Amendment Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes.

Q. What if I don’t want to vote for the Charter Amendment Proposal?	A. If you do not want the Charter Amendment Proposal to be approved, you must abstain, not vote, or vote against the Charter Amendment Proposal. If the Charter Amendment Proposal is submitted for a vote of stockholders at the special meeting and the Charter Amendment Proposal is approved, the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming public stockholders.

Q. Will you seek any further extensions to liquidate the Trust Account?	A. Other than as described in this proxy statement, we do not currently anticipate seeking any further extension to consummate an initial business combination. The charter provides that all holders of public shares, including those who vote for or against the Charter Amendment Proposal, may elect to redeem their public shares into their pro rata portion of the Trust Account in connection with the approval of the Charter Amendment Proposal. Assuming that the Charter Amendment Proposal is submitted to a vote of stockholders at the special meeting and the Charter Amendment Proposal is approved at the special meeting, public stockholders who elect to have us redeem their public shares in connection with the approval of the Charter Amendment Proposal should receive the funds shortly after the special meeting which is scheduled for , 2022. Assuming that the Charter Amendment Proposal is submitted to a vote of stockholders at the special meeting and the Charter Amendment Proposal is approved at the special meeting, those public stockholders who elect not to have their public shares redeemed in connection with the approval of the Charter Amendment Proposal will retain redemption rights with respect to a future initial business combination, or, if we do not consummate an initial business combination by the New Termination Date.

Q. What happens if the Charter Amendment Proposal is not approved?

A. If the Charter Amendment Proposal is submitted to a vote of stockholders at the special meeting and is not approved and we have not consummated an initial business combination by April 29, 2023, the charter requires us to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption the charter provides will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board in accordance with applicable laws, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Our initial stockholders waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up.

Q. If the Charter Amendment Proposal is approved, what happens next?

A. If the Charter Amendment Proposal is submitted to a vote of stockholders at the special meeting and approved, we will continue our efforts to execute a definitive agreement for an initial business combination with one or more targets.

If we execute such an agreement, we will seek to complete the proposed business combination, which will involve:

•  completing proxy materials;

•  establishing a meeting date and record date for considering the proposed business combination and distributing proxy materials to stockholders; and

•  holding a special meeting to consider such proposed business combination.

We are seeking approval of the Charter Amendment Proposal because we believe we will not be able to execute an initial business combination agreement and complete all of the above listed tasks prior to April 29, 2023.

If the Charter Amendment Proposal is submitted to a vote of stockholders at the special meeting and approved by holders of at least a majority of our common stock outstanding as of the record date, we expect to file the charter amendment with the Secretary of State of the State of Delaware. In such event, we will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and its units, Class A common stock and warrants will remain publicly traded.

If the Charter Amendment Proposal is submitted to a vote of stockholders at the special meeting and approved, the redemption of public shares from the public stockholders who elected to have their public shares redeemed in connection with the approval of the Charter Amendment Proposal from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our common stock held by our directors and officers through the founder shares.

If the Charter Amendment Proposal is submitted to a vote of stockholders at the special meeting and approved and the charter amendment is implemented, but we do not consummate an initial business combination by the New Termination Date, the charter requires us to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefore, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (which may include the 1% excise tax, if applicable, pursuant to the Inflation Reduction Act of 2022 (the “IR Act”)) (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption the charter provides will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Our initial stockholders waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up. We will pay the costs of liquidation from our remaining assets held outside of the Trust Account, which we believe are sufficient for such purposes.

Q. Would I still be able to exercise my redemption rights if I vote against the Charter Amendment Proposal?	A. Unless you elect to redeem all of your public shares in connection with the approval of the Charter Amendment Proposal and such shares are redeemed as described in this proxy statement, you will be able to vote on any proposed initial business combination when it is submitted to stockholders. If you disagree with such proposed initial business combination, you will retain your right to elect to have your public shares redeemed upon consummation of such initial business combination in connection with the stockholder vote to approve such initial business combination, subject to any limitations set forth in the charter.

Q. How do I change my vote?

A. If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to Morrow Sodali LLC, our proxy solicitor, prior to the date of the special meeting or by voting at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Tel: (800) 662-5200 (toll-free) or (203) 658-9400 (banks and brokers can call collect)

Email: OHAA.info@investor.morrowsodali.com

Q. How are votes counted?

A. Votes will be counted by the inspector of election appointed for the special meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. The affirmative vote of the holders of at least a majority of all then outstanding shares of our common stock entitled to vote thereon at the special meeting is required to approve the Charter Amendment Proposal, a plurality of votes cast by the holders of shares of founders shares present at the special meeting (in person or by proxy) and entitled to vote thereon at the special meeting is required for the re-election of the five directors pursuant to the Director Proposal and the affirmative vote of at least a majority of the votes cast by the holders of shares of our common stock present at the special meeting (in person or by proxy) and entitled to vote thereon at the special meeting is required to approve the Adjournment Proposal.

With respect to the Charter Amendment Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes. A stockholder’s failure to vote by proxy or to vote in person at the special meeting will not be counted towards the number of shares of our common stock required to validly establish a quorum at the special meeting, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the re-election of the directors in the Director Proposal or the Adjournment Proposal.

If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of various national securities exchanges applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

Q. If my shares are held in “street name,” will my broker automatically vote them for me?	A. With respect to the Charter Amendment Proposal, the Director Proposal and the Adjournment Proposal, your broker can vote your shares only if you provide them with instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions.

Q. What is a quorum requirement?

A. A quorum of stockholders is necessary to hold a valid special meeting. A quorum will be present with regard to each of the Charter Amendment Proposal, and Adjournment Proposal if the holders of at least a majority of the outstanding shares of our common stock on the record date are present in person or by proxy at the special meeting.

A quorum will be present with regard to the Director Proposal if the holders of at least a majority of our outstanding shares of founders shares on the record date are present in person or by proxy at the special meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you are present in person at the special meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the special meeting may adjourn the special meeting to another date.

Q. Who can vote at the special meeting?

A. Only holders of record of our common stock at the close of business on                                                  , 2022, the record date, are entitled to receive notice of and to vote at the special meeting and any adjournments or postponements thereof. On the record date, 15,812,500 shares of our common stock, including 12,650,000 public shares and 3,162,500 founder shares, were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person or by proxy at the special meeting.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting in person. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Stockholders are urged to vote their proxies by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope, or to direct their brokers or other agents on how to vote the shares in their accounts, as applicable.

Q. How does the Board recommend I vote?	A. After careful consideration of the terms and conditions of these proposals, the Board has determined that the Charter Amendment Proposal is fair to and in the best interests of us and our stockholders. The Board recommends that our stockholders vote “FOR” the Charter Amendment Proposal. The Board also recommends that holders of founders shares vote “FOR” the Director Proposal to re-elect all five of the existing members to the Board. In addition, the Board recommends that you vote “FOR” the Adjournment Proposal.

Q. What interests do OPY’s directors and officers have in the approval of the proposals?	A. Our directors and officers have interests in the proposals described in this proxy statement that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of founder shares and warrants that may become exercisable in the future and the possibility of future compensatory arrangements. See the section entitled “The Charter Amendment Proposal—Interests of our Directors and Officers.”

Q. What if I object to the Charter Amendment Proposal? Do I have appraisal rights?

A. If you do not want the Charter Amendment Proposal, you must vote against, abstain from voting or refrain from voting on the Charter Amendment Proposal. You will still be entitled to elect to have your public shares redeemed in connection with the Charter Amendment Proposal even if you vote against, abstain or do not vote on the Charter Amendment Proposal.

You do not have appraisal rights in connection with the Charter Amendment Proposal.

Q. What happens to the OPY warrants if the Charter Amendment Proposal is not approved?	A. If the Charter Amendment Proposal is not submitted to a vote of stockholders at the special meeting or the Charter Amendment Proposal is submitted to a vote of stockholders at the special meeting and either the stockholders do not approve the Charter Amendment Proposal or the stockholders approve the Charter Amendment Proposal and our Board determines to abandon the Charter, and we have not consummated an initial business combination by April 29, 2023, the charter requires us to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption the charter provides will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In the event of our discussion and liquidation, there will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up.

Q. What happens to the OPY warrants if the Charter Amendment Proposal is approved?	A. If the Charter Amendment Proposal is submitted to a stockholder vote at the special meeting and is approved (and our Board does not abandon the Charter Amendment, we will continue to attempt to execute a definitive agreement for an initial business combination, and if successful, will attempt to complete such initial business combination by the New Termination Date. The warrants will remain outstanding in accordance with their terms and will become exercisable 30 days after the completion of an initial business combination. The warrants will expire at 5:00 p.m., New York City time, five years after the completion of the initial business combination or earlier upon redemption or liquidation.

Q. What do I need to do now?	A. We urge you to read carefully and consider the information contained in this proxy statement, including the annex, and to consider how the proposals will affect you as a OPY stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q. How do I vote?

A. If you are a holder of record of our common stock, you may vote in person at the special meeting or by submitting a proxy for the special meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote in person if you have already voted by proxy.

If your shares of our common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting in person. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Stockholders are urged to vote their proxies by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope, or to direct their brokers or other agents on how to vote the shares in their accounts, as applicable.

Q. How do I elect to have my public shares redeemed in connection with the approval of the Charter Amendment Proposal?

A. Each public stockholder may elect to have such stockholder’s public shares redeemed for such stockholder’s pro rata portion of the funds available in the Trust Account, including any interest earned on the funds held in the Trust Account net of interest that may be used by us to pay our taxes (less up to $100,000 that may be used by us to pay dissolution expenses), in connection with the approval of the Charter Amendment Proposal.

Public stockholders desiring to elect to have us redeem their public shares in connection with the approval of the Charter Amendment Proposal must tender their shares to Continental Stock Transfer & Trust Company, our transfer agent, at Continental Stock Transfer & Trust Company, One State Street, 30th Floor, New York, New York 10004-1561, Attn: Mark Zimkind (mzimkind@continentalstock.com) no later than 5:00 p.m. on December     , 2022 (two business days prior to the special meeting). Public shares may be tendered by either delivery of share certificates to the transfer agent or by delivery of shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your public shares in street name, you will need to instruct your bank, broker or other nominee to withdraw such shares from your account in order to exercise your redemption rights. If you hold your shares as part of a unit, you will need to separate the units before exercising redemption rights.

Certificates that have not been tendered in accordance with these procedures by 5:00 p.m. at least two business days prior to the special meeting will not be redeemed in connection with the approval of the Charter Amendment Proposal. In the event that a public stockholder tenders its public shares for redemption and decides prior to the special meeting that it does not want to have such public stockholder’s public shares redeemed, such public stockholder may withdraw the tender. If you deliver your shares for redemption to our transfer agent and decide prior to the special meeting not to have your public shares redeemed, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

Q. What should I do if I receive more than one set of voting materials?	A. You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares of our common stock.

Q. Who is paying for this proxy solicitation?	A. We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q. Who can help answer my questions?

A. If you have questions, you may write, email or call our proxy solicitor:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Tel: (800) 662-5200 (toll-free) or (203) 658-9400 (banks and brokers can call collect)

Email: OHAA.info@investor.morrowsodali.com

You may also obtain additional information about us from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD LOOKING STATEMENTS

This proxy statement and the documents to which we refer you in this proxy statement contain “forward-looking statements” as that term is defined by the Private Securities Litigation Reform Act of 1995 and the federal securities laws. Any statements that do not relate to historical or current facts or matters are forward-looking statements. You can identify some of the forward-looking statements by the use of forward-looking words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “should,” “may” and other similar expressions, although not all forward-looking statements contain these identifying words. There can be no assurance that actual results will not materially differ from expectations. Such statements include, but are not limited to, any statements relating to our ability to consummate an initial business combination, and any other statements that are not statements of current or historical facts. These forward-looking statements are based on information available to us as of the date of the proxy materials and current expectations, forecasts and assumptions and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date and we undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

These forward-looking statements involve a number of known and unknown risks and uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

•	our ability to implement the Charter Amendment or consummate an initial business combination;

•	unanticipated delays in the distribution of the funds from the Trust Account;

•	claims by third parties against the Trust Account; or

•	our ability to finance and consummate an initial business combination.

You should carefully consider these risks, in addition to the risk factors set forth in our other filings with the SEC, including the final prospectus related to the IPO dated October 26, 2021 (Registration No. 333-260171) and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021. The documents we file with the SEC, including those referred to above, discuss some of the risks that could cause actual results to differ from those contained or implied in the forward-looking statements. See “Where You Can Find More Information” for additional information about our filings.

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on March 2, 2022, our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2022, June 30, 2022 and September 30, 202 and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that approving the Charter Amendment Proposal will enable us to complete an initial business combination.

Approving the Charter Amendment Proposal involves a number of risks. Even if the Charter Amendment Proposal is approved, we can provide no assurances that an initial business combination will be consummated prior to the New Termination Date. Our ability to consummate an initial business combination is dependent on a variety of factors, many of which are beyond our control. We are required to offer public stockholders the opportunity to elect to have us redeem their public shares in connection with the approval of the Charter Amendment Proposal, and, if the Charter Amendment Proposal is approved by our stockholders at the special meeting, we will be required to offer our remaining public stockholders the opportunity to elect to have us redeem their public shares again in connection with any stockholder vote to approve the initial business combination.

In order to be able to consummate an initial business combination by the New Termination Date, we believe that we will need the Minimum Trust Account Balance to remain in the Trust Account after giving effect to redemption elections in connection with the approval of the Charter Amendment Proposal. Accordingly, if enough public stockholders elect to have us redeem their public shares in connection with the approval of the Charter Amendment Proposal such that we believe that the Minimum Trust Account Balance will not be achieved after giving effect to such redemption elections, we may not submit the Charter Amendment Proposal to a vote of our stockholders at the special meeting even if we hold a sufficient number of proxies to approve the Charter Amendment Proposal. Even if the Charter Amendment Proposal is submitted for a vote of stockholders at the special meeting, the amount of cash remaining in the Trust Account could be insufficient to consummate an initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the approval of the Charter Amendment Proposal and any submission of a proposed initial business combination to stockholders for a vote could exacerbate these risks. Other than in connection with redemptions effected pursuant to the charter, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

The SEC has recently issued proposed rules to regulate special purpose acquisition companies. Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete our initial business combination and may constrain the circumstances under which we could complete an initial business combination.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating, among other items, to disclosures in business combination transactions between special purpose acquisition companies (“SPACs”) such as us and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs of negotiating and completing an initial business combination and the time required to consummate a transaction, and may constrain the circumstances under which we could complete an initial business combination.

If we were deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate. To avoid that result, on or shortly prior to the 24-month anniversary of the effective date of the IPO Registration Statement, or at such earlier time as may be required by law or regulation, or that we determine in our discretion is advisable to avoid such a result, we will liquidate the securities held in the Trust Account and instead hold all funds in the Trust Account in cash. As a result, following such liquidation, we will likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount that our public stockholders would receive upon any redemption or liquidation of the Company.

On March 30, 2022, the SEC issued the SPAC Rule Proposals relating, among other matters, to the circumstances in which SPACs such as us could potentially be deemed to be an “investment company” under, and consequently subject to registration under, the Investment Company Act of 1940, as amended (the “Investment Company Act”) and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). The company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. If we are required to liquidate, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our common stock and warrants following such a transaction, and our warrants would expire worthless.

The funds in the Trust Account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940, as amended), we will, on or prior to the 24-month anniversary of the effective date of IPO Registration Statement (or at such earlier time as discussed below), instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations and money market funds (in each case, to the extent they exist) held in the Trust Account and thereafter to hold all funds in the Trust Account in cash until the earlier of consummation of our initial business combination or liquidation. As a result, following such liquidation, we will likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

In addition, even prior to the 24-month anniversary of the effective date of our IPO Registration Statement, we may be deemed to be an investment company under the Investment Company Act. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate the Company or such securities holdings. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time, even prior to the 24-month anniversary, and instead hold all funds in the Trust Account in cash, which would further reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

A new 1% U.S. federal excise tax could be imposed on us in connection with future redemptions by us of our shares.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law which provides for, among other things, a 1% excise tax on the fair market value of stock repurchased by a U.S. corporation beginning in 2023, subject to certain exceptions. The excise tax is imposed on the repurchasing corporation itself, not its stockholders from which shares are repurchased. The U.S. Department of the Treasury has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of the excise tax. It is unclear at this time how and to what extent it will apply to SPAC redemptions and liquidations, but since we are a publicly listed Delaware corporation, we are a “covered corporation” within the meaning of the IR Act. Consequently, our Board believes that, absent additional guidance and unless an exception is available, there is a significant risk that this excise tax will apply to any redemptions of our public shares after December 31, 2022, including redemptions made if we are unable to consummate an initial business combination by or before April 29, 2023 as provided in the charter.

We may not be able to complete an initial business combination with certain potential target companies if a proposed transaction with the target company may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations.

Certain acquisitions or business combinations may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations. In the event that such regulatory approval or clearance is not obtained, or the review process is extended beyond the period of time that would permit an initial business combination to be consummated with us, we may not be able to consummate an initial business combination with such target.

For example, among other things, the U.S. Federal Communications Act prohibits foreign individuals, governments, and corporations from owning more than a specified percentage of the capital stock of a broadcast, common carrier, or aeronautical radio station licensee. In addition, U.S. law currently restricts foreign ownership of U.S. airlines. In the United States, certain mergers that may affect competition may require certain filings and review by the Department of Justice and the Federal Trade Commission, and investments or acquisitions that may affect national security are subject to review by the Committee on Foreign Investment in the United States (“CFIUS”). CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States.

Outside the United States, laws or regulations may affect our ability to consummate an initial business combination with potential target companies incorporated or having business operations in jurisdiction where national security considerations, involvement in regulated industries (including telecommunications), or in businesses relating to a country’s culture or heritage may be implicated.

U.S. and foreign regulators generally have the power to deny the ability of the parties to consummate a transaction or to condition approval of a transaction on specified terms and conditions, which may not be acceptable to us or a target. In such event, we may not be able to consummate a transaction with that potential target.

As a result of these various restrictions, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other SPACs which do not have similar ownership issues. Moreover, the process of government review, could be lengthy. Because we have only a limited time to complete our initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public stockholders may only receive $             per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

We may be deemed a “foreign person” under the regulations relating to CFIUS and our failure to obtain any required approvals within the requisite time period may require us to liquidate.

We do not believe that either we or our sponsor constitute a “foreign person” under CFIUS rules and regulations. However, if CFIUS considers us to be a “foreign person” and believes that the business of an initial business combination target may affect national security, we could be subject to foreign ownership restrictions and/or CFIUS review. If a potential business combination falls within the scope of applicable foreign ownership restrictions, we may be unable to consummate an initial business combination. In addition, if a potential initial business combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with an initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination.

Although we do not believe we or the sponsor are a “foreign person”, CFIUS may take a different view and decide to block or delay a potential initial business combination, impose conditions to mitigate national security concerns with respect to a potential initial business combination, order us to divest all or a portion of a U.S. business of the potential combined company if we had proceeded without first obtaining CFIUS clearance, or impose penalties if CFIUS believes that the mandatory notification requirement applied. Additionally, the laws and regulations of other U.S. government entities may impose review or approval procedures on account of any potential foreign ownership by the sponsor. As a result, the pool of potential targets with which we could complete an initial business combination may be limited due to such regulatory restrictions. Moreover, the process of any government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete an initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public stockholders may only receive $10.10 per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a potential initial business combination and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Redemptions in connection with the Charter Amendment Proposal will reduce our trust account balance which may make us less attractive to potential targets.

We are required to provide public holders with the right to redeem their public shares in connection with the Charter Amendment Proposal. Although we have not yet entered into an agreement with respect to an initial business combination, we believe that we will need to retain at least $30 million in the Trust Account to permit us to complete an initial business combination. If the Trust Account balance is below this level, we may proceed to effect the Charter Amendment. Even if we retain the Minimum Trust Account Balance in the Trust Account after redemptions, in connection with a vote on an initial business combination, we will be required to again give our remaining stockholders the option to redeem any public shares that remain outstanding. As such, it is possible that some potential targets may deem us a less attractive partner with which to consummate a business combination.

BACKGROUND

OPY

We are a blank check company incorporated on July 20, 2020 as a Delaware corporation and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. We intend to effectuate our initial business combination (the “Business Combination”) using cash from the proceeds of the IPO and the private placement of the private placement warrants, our capital stock, debt or a combination of cash, stock and debt.

Our registration statement for the IPO was declared effective on October 26, 2021. On October 29, 2021, OPY consummated its initial public offering (the “IPO”) of 11,000,000 units (the “Units”), each Unit consisting of one share of Class A common stock of the Company, par value $0.0001 per share and one-half of one redeemable warrant to purchase one share of Class A common stock for $11.50 (“Warrant”). Simultaneously with the consummation of the IPO, we consummated the private placement (“Private Placement”) with OPY Acquisition LLC I ( the “Sponsor”) of 2,100,667 warrants (the “Private Warrants”) at a price of $1.50 per Private Warrant, generating total proceeds of $3,151,000. The Private Warrants are identical to the Warrants underlying the Units sold in the IPO except that subject to certain limited exceptions including the Common Stock issuable upon exercise of the Private Warrants, will be subject to transfer restrictions until 30 days following the consummation of the Company’s initial business combination.

In connection with the IPO, the Company granted the underwriters the option to purchase an additional 1,650,000 Units (the “Over Allotment Option”). The underwriters opted to exercise the Over-Allotment Option in full and the sale of the additional Units closed on November 5, 2021 resulting in gross proceeds of $16,500,000. In connection with the closing of the Over-Allotment Option, the sponsor purchased an additional 110,000 Private Placement Warrants at $1.50 for total proceeds from the Private Placement of $165,000.

As of November 5, 2021, a total of $127,765,000 of the net proceeds from the IPO, the Private Placements and the Over-Allotment Option were deposited in a trust account established for the benefit of the Company’s public stockholders.

The Units began trading on October 27, 2021 on the Nasdaq Global Market (the “Nasdaq”) under the symbol “OHAAU.” Commencing on December 20, 2021, the shares of Class A common stock and warrants comprising the Units began separate trading on the Nasdaq under the symbols “OHAA” and “OHAAW,” respectively. Those Units not separated continue to trade on the Nasdaq under the symbol “OHAAU.”

Our initial stockholders currently hold 3,162,500 founder shares. The founder shares will automatically convert into shares of our Class A common stock on the first business day following the completion of our initial business combination. Prior to our initial business combination, only holders of founder shares will be entitled to vote on the election of directors.

Upon the closing of the IPO, the Private Placement and the Over-Allotment Option, $127,765,000 ($10.10 per Unit) of the net proceeds of the sale of the Units in the IPO and of the Private Placement Warrants in the Private Placement were placed in the Trust Account with Continental Stock Transfer & Trust Company acting as trustee, and invested only in U.S. “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations, as determined by the Company, until the earlier of: (i) the completion of an initial business combination and (ii) the distribution of the Trust Account as described below.

The Company and the underwriters also entered into a business combination marketing agreement pursuant to which the Company agreed to pay the underwriters a fee of $4,427,500 upon consummation of an initial business combination.

A Potential Initial Business Combination

During the search process from the consummation of our IPO through the date hereof, we reviewed over         potential acquisition targets. These potential acquisition targets originated through the sponsor’s networks and relationships, or through financial advisors and other deal referral sources. We conducted due diligence to varying degrees on such prospective targets, including review of such businesses’ management, business model, competitive landscape, and certain financials, in each case, to the extent available. We held approximately         management meetings and ultimately submitted         transaction proposals. The sponsor convened its investment team on a biweekly basis to review these opportunities in detail. Following such reviews and discussions, and at various points in time, we discontinued our review of certain targets for one or various reasons, often pertaining to a target’s insufficient fit relative to our target economic attributes.

We are currently in discussions with multiple targets to complete an initial business combination that would qualify as an initial business combination under the charter. In the event that we enter into a definitive agreement for an initial business combination prior to the special meeting, we will issue a press release and file a Form 8-K with the SEC announcing the proposed business combination.

You are not being asked to vote on an initial business combination at this time. If the Charter Amendment Proposal is submitted to a vote of stockholders at the special meeting and approved, the charter amendment is implemented and you have not elected to have your public shares redeemed in connection with the approval of the Charter Amendment Proposal, you will retain the right to vote on any proposed initial business combination if and when it is submitted to stockholders and the right to elect to have your public shares redeemed for a pro rata portion of the Trust Account in the event such initial business combination is approved and completed or we have not consummated an initial business combination by the New Termination Date.

THE SPECIAL MEETING

The Special Meeting

Date and Time. The special meeting in lieu of the 2022 annual meeting of our stockholders will be held on                         , 2022 at     :     a.m., local time. The special meeting will be conducted virtually. Stockholders may access the meeting as follows:

Special Meeting-meeting webpage (information, webcast, telephone access and replay):

https://www.cstproxy.com/

Telephone access (listen-only):

Within the U.S. and Canada:

1 800-        -             (toll-free)

Outside of the U.S. and Canada:

+1         -        -         (standard rates apply)

Conference ID:                     # to be held on                     , 2022

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the special meeting, if you owned shares of our common stock at the close of business on                     , 2022, the record date for the special meeting. You will have one vote per proposal for each share you owned at that time other than the Director Proposal, on which only founder shares are entitled to vote. Our warrants do not carry voting rights.

Votes Required. For all matters described in this proxy statement other than the Director Proposal, the holders of a share of our Class A common stock and our founders shares are entitled to one vote per share of common stock, and the holders of Class A common stock and founders shares vote together as a single class. For the Director Proposal, the charter provides that the holders of the founders shares have the exclusive right to elect, remove and replace any director of the Company and that the holders of Class A common stock have no right to vote on such matters. For the Director Proposal, the holder of each share of founders shares is entitled to one vote per share and the holders of founders shares vote separately as a single class.

The affirmative vote of the holders of at least a majority of all then outstanding shares of our common stock entitled to vote thereon at the special meeting is required to approve the Charter Amendment Proposal, a plurality of votes cast by the holders of shares of founders shares present at the special meeting (in person or by proxy) and entitled to vote thereon at the special meeting is required for the re-election of the five directors pursuant to the Director Proposal and the affirmative vote of at least a majority of the votes cast by the holders of shares of our common stock present at the special meeting (in person or by proxy) and entitled to vote thereon at the special meeting is required to approve the Adjournment Proposal. If you do not vote (i.e., you “abstain” from voting on the relevant proposal), your action will have the effect of a vote against the Charter Amendment Proposal and no effect on either the Director Proposal or the Adjournment Proposal. Likewise, abstentions and broker non-votes will have the effect of a vote against the Charter Amendment Proposal and no effect on either of the Director Proposal or the Adjournment Proposal.

At the close of business on the record date, there were 15,812,500 outstanding shares of our common stock, including 12,650,000 public shares and 3,162,500 founder shares, each of which entitles its holder to cast one vote per proposal (other than the Director Proposal, on which only founder shares are entitled to vote).

If you do not want the Charter Amendment Proposal approved, you should vote against, abstain from voting or refrain from voting on the Charter Amendment Proposal. If you want to have your public shares redeemed out of the Trust Account in the event the Charter Amendment Proposal is approved, which will be paid shortly after the special meeting, you must demand redemption of your shares as described in this proxy statement. Holders of public shares may elect to have their public shares redeemed regardless of whether they vote for or against, abstain from voting on or do not vote on the Charter Amendment Proposal.

Proxies; Board Solicitation. Your proxy is being solicited by the Board on the proposals being presented to stockholders at the special meeting to approve the Charter Amendment Proposal, Director Proposal and Adjournment Proposal. No recommendation is being made as to whether you should elect to have your public shares redeemed in connection with the approval of the Charter Amendment Proposal. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the special meeting.

We have retained Morrow Sodali LLC to aid in the solicitation of proxies. Morrow Sodali LLC will receive a fee of approximately $27,500, as well as reimbursement for certain costs and out-of-pocket expenses incurred by them in connection with their services, all of which will be paid by us. In addition, our officers and directors may solicit proxies by mail (including e-mail), telephone, facsimile, and personal interview, for which no additional compensation will be paid, though they may be reimbursed for their out-of-pocket expenses. We will bear the cost of preparing, assembling and mailing the enclosed form of proxy, this proxy statement and other material which may be sent to stockholders in connection with this solicitation. We may reimburse brokerage firms and other nominee holders for their reasonable expenses in sending proxies and proxy material to the beneficial owners of our shares.

THE CHARTER AMENDMENT PROPOSAL

Charter Amendment Proposal

We are proposing to amend the charter to extend the initial date by which we have to consummate an initial business combination from April 29, 2023 to the New Termination Date.

The purpose of the Charter Amendment Proposal is to allow us more time to complete an initial business combination. Stockholder approval of the Charter Amendment Proposal is required for the implementation of the New Termination Date.

If the Charter Amendment Proposal is not approved and we have not consummated an initial business combination by April 29, 2023, the charter requires us to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (which may include the 1% excise tax, if applicable, pursuant to the IR Act ) (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. If we dissolve and liquidate, there will be no distribution from the Trust Account with respect to our warrants which will expire worthless.

A copy of the proposed amendment to the charter is attached to this proxy statement as Annex A (the charter amendment).

Reasons for the Charter Amendment Proposal

Our IPO prospectus and charter provide that we have until April 29, 2023 to consummate an initial business combination. While we are currently in discussions with respect to several business combination opportunities, the Board currently believes that there will not be sufficient time before April 29, 2023 to complete an initial business combination.

Pursuant to the charter, public stockholders are entitled to elect to have us redeem their public shares for their pro rata portion of the funds available in the Trust Account in connection with the approval of the Charter Amendment Proposal. However, in order to be able to consummate an initial business combination by the New Termination Date, we believe that we will need the Minimum Trust Balance to remain in the Trust Account after giving effect to redemption elections in connection with the approval of the Charter Amendment Proposal. Accordingly, if enough public stockholders elect to have us redeem their public shares in connection with the approval of the Charter Amendment Proposal such that we believe that the Minimum Trust Account Balance will not be achieved after giving effect to such redemption elections, we may decide to not submit the Charter Amendment Proposal to a vote of our stockholders at the special meeting.

If the Charter Amendment Proposal Is Not Approved

Assuming that the Charter Amendment Proposal is submitted to a vote of stockholders at the special meeting, but the Charter Amendment Proposal is not approved, and we have not consummated an initial business combination by April 29, 2023, the charter requires us to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust

Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Our initial stockholders have waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up.

If the Charter Amendment Proposal is not approved, we will not implement the Charter Amendment, will not redeem public shares from any public stockholders (even those public shares held by public stockholders who elected to have their public shares redeemed in accordance with the procedures described in this proxy statement) and, in the event we do not complete an initial business combination on or before April 29, 2023 as provided in the charter, the charter requires us to take the actions described above.

If the Charter Amendment Proposal Is Approved

If the Charter Amendment Proposal is submitted to a vote of stockholders at the special meeting and the stockholders approve the Charter Amendment Proposal, we expect to file the charter amendment with the Secretary of State of the State of Delaware. We will remain a reporting company under the Exchange Act and our units, Class A common stock and warrants will remain publicly traded. We will then continue to work to complete an initial business combination by the New Termination Date.

If the Charter Amendment Proposal is submitted to a vote of stockholders at the special meeting and the stockholders approve the Charter Amendment Proposal, our Board may determine to abandon the Charter Amendment. If the Board makes such determinations and we do not consummate an initial business combination by April 29, 2023, as contemplated by our IPO prospectus and in accordance with the charter, the charter requires us to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption the charter provides will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

If the Charter Amendment Proposal is submitted to a vote of stockholders at the special meeting and the stockholders approve the Charter Amendment Proposal and we file the charter amendment with the Secretary of State of the State of Delaware, but we do not consummate an initial business combination by the New Termination Date, the charter requires us to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Our initial stockholders have waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up.

You are not being asked to vote on an initial business combination at this time. If the Charter Amendment Proposal is approved, the charter amendment is implemented and you have not elected to have your public shares redeemed in connection with the approval of the Charter Amendment Proposal, you will retain the right to vote on any proposed initial business combination if and when it is submitted to stockholders and the right to elect to have your public shares redeemed for a pro rata portion of the Trust Account in the event such initial business combination is approved and completed or we have not consummated an initial business combination by the New Termination Date.

If the Charter Amendment Proposal is submitted for a vote of stockholders at the special meeting and the Charter Amendment Proposal is approved, the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming public stockholders.

Assuming that the Charter Amendment Proposal is submitted to a vote of stockholders at the special meeting and approved, and the Minimum Trust Account Balance is maintained, we estimate that approximately $30 million (or such lesser amount if the Minimum Trust Account Balance is not maintained but the board decides to proceed with the Charter Amendment) will remain in the Trust Account, which amount is significantly below the approximately $         million that was in the Trust Account as of                 , 2022.

Redemption Rights in Connection with the Approval of the Charter Amendment Proposal

If the Charter Amendment Proposal is approved, the public stockholders electing to have their public shares redeemed in connection with the approval of the Charter Amendment Proposal will be entitled to receive, in exchange for the surrender of their public shares, a pro rata portion of the funds available in the Trust Account, including any interest earned on the funds held in the Trust Account net of interest that may be used by us to pay our taxes and $100,000 that may be used by us to pay dissolution expenses.

TO ELECT TO HAVE US REDEEM YOUR SHARES IN CONNECTION WITH THE APPROVAL OF THE CHARTER AMENDMENT PROPOSAL, PRIOR TO 5:00 P.M. EASTERN TIME ON DECEMBER     , 2022 (TWO BUSINESS DAYS BEFORE THE SPECIAL MEETING), YOU SHOULD (1) PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO OUR TRANSFER AGENT OR (2) DELIVER YOUR SHARES TO OUR TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

Public stockholders desiring to elect to have us redeem their public shares in connection with the approval of the Charter Amendment Proposal must tender their shares to Continental Stock Transfer & Trust Company, our transfer agent, at Continental Stock Transfer & Trust Company, One State Street, 30th Floor, New York, New York 10004-1561, Attn: Mark Zimkind (mzimkind@continentalstock.com) at least two business days prior to the special meeting. Public shares may be tendered by either delivery of share certificates to the transfer agent or by delivery of shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your public shares in street name, you will need to instruct your bank, broker or other nominee to withdraw such shares from your account in order to exercise your redemption rights. The requirement for physical or electronic delivery at least two business days prior to the special meeting ensures that a redeeming holder’s election is irrevocable once the Charter Amendment Proposal is approved. Stockholders making the election will not be able to tender their shares for redemption after the date that is at least two business days prior to the special meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and our transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. We do not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their public shares.

Certificates that have not been tendered in accordance with these procedures at least two business days prior to the special meeting will not be redeemed for a pro rata portion of the funds held in the Trust Account as described herein. In the event that a public stockholder tenders its public shares and decides prior to the vote at the special meeting that it does not want to have its public shares redeemed, the public stockholder may withdraw the tender of such public stockholder’s public shares for redemption. In the event that a public stockholder delivers public shares for redemption to our transfer agent and decides prior to the vote at the special meeting not to have its public shares redeemed in connection with the approval of the Charter Amendment Proposal, such public stockholder may request that our transfer agent return the shares (physically or electronically). A public stockholder may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders public shares for redemption and the Charter Amendment Proposal is either not submitted to a vote of stockholders at the special meeting or is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Charter Amendment Proposal will not be approved. We anticipate that a public stockholder who tenders shares for redemption in connection with the approval the Charter Amendment Proposal would receive payment of the redemption price for such shares soon after the approval of the Charter Amendment Proposal. The transfer agent will hold the certificates of public stockholders that make the election to have their public shares redeemed in connection with the approval of the Charter Amendment Proposal until such shares are redeemed for cash or returned to such stockholders.

Assuming that the Charter Amendment Proposal is submitted to a vote of stockholders at the special meeting and approved, the redemption of the public shares held by public stockholders electing to have us redeem their public shares in connection with the approval of the Charter Amendment Proposal will be subject to the Board’s determination there is sufficient assets legally available to effect the redemptions. We expect the Board to make such determination prior to the special meeting and therefore after redemption elections have been made in accordance with the procedures described in this proxy statement. Assuming that the Board determines that there are sufficient assets legally available to effect the redemption, if a public stockholder properly elects to have its public shares redeemed in accordance with the procedures described in this proxy statement in connection with the approval of the Charter Amendment Proposal and the Charter Amendment Proposal is submitted to a vote of stockholders at the special meeting and approved, we will redeem each such public share for a pro rata portion of the funds available in the Trust Account, including any interest earned on the funds held in the Trust Account net of interest that may be used by us to pay our taxes and $100,000 that may be used by us to pay dissolution expenses, calculated as of two days prior to the filing of the charter amendment with the Secretary of State of the State of Delaware. If a public stockholder properly elects to have its public shares redeemed in accordance with the procedures described in this proxy statement in connection with the approval of the Charter Amendment Proposal and the Charter Amendment Proposal is submitted to a vote of stockholders at the special meeting and approved, such stockholder will have the right to receive cash as described above and no longer own the shares.

Required Vote

Approval of the Charter Amendment Proposal requires the affirmative vote of the holders of at least a majority of all outstanding shares of our common stock entitled to vote thereon at the special meeting, voting together as a single class. Abstentions will be considered present for the purposes of establishing a quorum at the special meeting and will have the effect of a vote “AGAINST” the Charter Amendment Proposal.

Our sponsor and all of our directors, executive officers and our affiliates are expected to vote any shares of our common stock owned by them in favor of the Charter Amendment Proposal. On the record date, our sponsor beneficially owned and was entitled to vote 3,162,500 shares of our founders shares representing approximately 20% of our issued and outstanding common stock.

Our directors, executive officers and their respective affiliates are not entitled to elect to have their founder shares redeemed in connection with the approval of the Charter Amendment Proposal. Our directors, executive officers and their respective affiliates are entitled to elect to have any shares of Class A common stock purchased in the IPO or in the open market redeemed in connection with the approval of the Charter Amendment Proposal.

In addition, our directors, executive officers and their affiliates may choose to buy public shares in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Charter Amendment Proposal and/or elected to have their public shares redeemed by us in connection with the approval of the Charter Amendment Proposal for a portion of the Trust Account. Any shares of our common stock held by affiliates will be voted in favor of the Charter Amendment Proposal.

Consequences if the Charter Amendment Proposal Is Not Approved

If, based upon the tabulated vote at the time of the special meeting, there are insufficient votes of the holders of our common stock to approve the Charter Amendment Proposal, the chairman of the special meeting may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes of the holder of our common stock in support of the Charter Amendment Proposal. If the Adjournment Proposal is not approved by the requisite holders of our common stock, the chairman of the special meeting is empowered by our bylaws to adjourn the special meeting to a later date or dates in the event that there are insufficient votes of the holders of our common stock at the time of the special meeting to approve the Charter Amendment Proposal.

If the Charter Amendment Proposal is not approved at the special meeting or at any adjournment thereof or the charter amendment contemplated thereby is not implemented, and an initial business combination is not completed on or before April 29, 2023, then as contemplated by and in accordance with the Trust Agreement, Continental has agreed that it will commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by us in connection with our inability to effect an initial business combination within the time frame specified in the charter or (y) upon the date that is the later of April 7, 2023 and such later date as may be approved by our stockholders in accordance with the charter, if the aforementioned termination letter has not been received by Continental prior to such date.

Interests of our Directors and Officers

When you consider the recommendation of the Board, you should keep in mind that our executive officers and members of the Board have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•

If the Charter Amendment Proposal is not approved and we do not consummate an initial business combination by April 29, 2023 (as contemplated by our IPO prospectus and in accordance with the charter, the 3,162,50 founders shares held by our sponsor, which were acquired prior to the IPO for an aggregate purchase price of approximately $25,000 will be worthless (as the holders have waived liquidation rights with respect to such shares), as will the 2,210,667 private placement warrants that were acquired simultaneously with the IPO by our sponsor for an aggregate purchase price of $3,316,000, which will expire. Such common stock and warrants had an aggregate market value of approximately $             million based on the last sale price of our Class A common stock and warrants of $         and $            , respectively, on the Nasdaq on                     , 2022;

•

In connection with the IPO, our sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or vendors or other entities that are owed money by us for services rendered, contracted for or products sold to us;

•

All rights specified in the charter relating to the right of officers and directors to be indemnified by us, and of our officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after an initial business combination. If the business combination is not approved and we liquidate, we will not be able to perform our obligations to our officers and directors under those provisions;

•

None of our executive officers or directors has received any cash compensation for services rendered to us. All of the current members of the Board are expected to continue to serve as directors at least through the date of the special meeting and may continue to serve following any potential business combination and receive compensation thereafter; and

•

Our officers, directors and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on our behalf, such as identifying and investigating possible business targets and business combinations. These individuals have negotiated the repayment of any such expenses upon completion of our initial business combination. However, if we fail to obtain the Extension and consummate an initial business combination, they will not have any claim against the Trust Account for reimbursement. Accordingly, we will most likely not be able to reimburse these expenses if the proposed business combination is not completed.

The Board’s Reasons for the Charter Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, the Board has determined that the Charter Amendment Proposal is fair to, and in the best interests of, us and our stockholders. The Board has approved and declared advisable adoption of the Charter Amendment Proposal, and recommends that you vote “FOR” such adoption. The Board expresses no opinion as to whether you should redeem your public shares.

While we are currently in discussions with respect to several initial business combination opportunities, we have not yet executed a definitive agreement for an initial business combination and we do not expect to be able to consummate such an initial business combination by April 29, 2023. We are asking for an extension of this timeframe in order to complete an initial business combination.

The affirmative vote of the holders of at least a majority of all then outstanding shares of our common stock entitled to vote is required to extend our corporate existence, except in connection with, and effective upon consummation of, an initial business combination. Additionally, our IPO prospectus and charter provide for all public stockholders to have an opportunity to elect to have their public shares redeemed in the case that our corporate existence is extended as described above. As we continue to believe that an initial business combination would be in the best interests of our stockholders, and as we believe we will not be able to consummate an initial business combination within the time period currently provided in the charter, we have determined to seek stockholder approval to extend the initial date by which we have to complete an initial business combination to the New Termination Date.

We are not asking you to vote on an initial business combination at this time. If the Charter Amendment Proposal are approved at the special meeting, the charter amendment is implemented and you have not elected to have your public shares redeemed by us in connection with the approval of the Charter Amendment Proposal, you will retain the right to vote on any proposed initial business combination if and when it is submitted to stockholders and the right to elect to have your public shares redeemed by us for a pro rata portion of the Trust Account in the event such business combination is approved and completed or we have not consummated an initial business combination by the New Termination Date.

Recommendation of the Board

The Board recommends that you vote “FOR” the Charter Amendment Proposal. The Board expresses no opinion as to whether you should redeem your public shares.

THE DIRECTOR PROPOSAL

Our Board consists of five members, each of whom serves for a one-year term. At the special meeting, stockholders are being asked to re-elect all five directors to the Board, each for a term to serve until the 2023 annual meeting of stockholders or until his or her successor is elected and qualified, subject to their earlier death, resignation or removal. Until completion of a business combination, only holders of founders shares are able to vote with respect to the election of directors.

Unless indicated otherwise, shares of founders shares represented by executed proxies in the form enclosed will be voted to re-elect each of Mr. Jonathan Siegel, Mr. David Epstein, Mr. Jonathan Fassberg, Mr. Kim Blickenstaff and Doctor Barbara Weber unless such individual is unavailable or declines to serve, in which case such shares will be voted for a substitute nominee designated by the Board. We have no reason to believe that the nominees will be unavailable or, if elected, will decline to serve.

For a biography of each of these directors, please see the section entitled “Management.”

Required Vote

The re-election of the directors pursuant to the Director Proposal requires the affirmative vote of a plurality of the votes cast by the holders of shares of our founders shares present at the special meeting (in person or by proxy) and entitled to vote thereon for the director nominees. A holder of shares of our founders shares may vote for or withhold such holder’s vote for the nominees. Cumulative voting is not permitted in the election of the directors.

Our sponsor is expected to vote all of the founders shares owned by it in favor of the directors named in the Director Proposal. On the record date, the sponsor and directors and executive officers of our and their affiliates beneficially owned and were entitled to vote 3,162,500 shares of founders shares representing 20% of our issued and outstanding shares of founders shares.

Recommendation of the Board

The Board recommends that you vote “FOR” the election of the nominees named above.

THE ADJOURNMENT PROPOSAL

We are asking you to approve one or more adjournments of the special meeting from time to time, if requested by the chairman of the special meeting. For example, the chairman of the special meeting may request that the special meeting be adjourned to, among other things, solicit additional proxies to vote in favor of any of the Charter Amendment Proposal and the Director Proposal, in the event that there are insufficient votes at the time of the special meeting to establish a quorum or approve any one or more of the Charter Amendment Proposal and the Director Proposal.

By the Adjournment Proposal, we are also asking you to authorize the holder of any proxy solicited by our Board to vote in favor of adjourning the meeting, and any adjournments or postponements thereof, to another time and place. If our stockholders approve the Adjournment Proposal, the special meeting (or any adjournment thereof) may be adjourned to a later date and time and we may use the additional time to, among other things, solicit additional proxies in favor of the Charter Amendment Proposal and the Director Proposal, including the solicitation of proxies from any of our stockholders that have previously voted against any such proposal. Among other things, approval of the Adjournment Proposal could mean that, even if we had received proxies representing a sufficient number of votes against any one or more of the Charter Amendment Proposal or the Director Proposal to defeat any such proposal, the special meeting could be adjourned in order to seek to convince the holders of those shares to change their votes to votes in favor of any one or more of the Charter Amendment Proposal or the Director Proposal.

If the meeting is adjourned, stockholders who have already submitted their proxies will be able to revoke them at any time prior to their use. Our Board believes that if the number of shares of our common stock present in person or represented by proxy at the special meeting and voting in favor of the Charter Amendment Proposal and the Director Proposal is not sufficient to adopt such proposal, it is in the best interests of our stockholders to enable us to continue to seek to obtain a sufficient number of additional votes to adopt the Charter Amendment Proposal and the Director Proposal.

Vote Required

The Adjournment Proposal must be approved by at least a majority of the votes cast by the holders of shares of our common stock present at the special meeting (in person or by proxy) and entitled to vote thereon at the special meeting.

As of the record date,                     , 2022, our sponsor is entitled to vote approximately 20% of the voting power of our issued and outstanding shares of common stock. We expect that all of such shares will be voted in favor of the Adjournment Proposal.

Recommendation of the Board

The Board recommends that you vote “FOR” the Adjournment Proposal.

MANAGEMENT

Directors and Executive Officers

Our current directors and executive officers are as follows:

Name	Age	Position
Jonathan B. Siegel	49	Chairman, Chief Executive Officer and Director
Daniel E. Geffken	65	Chief Financial Officer
David R. Epstein	61	Director
Kim D. Blickenstaff	70	Director
Jonathan B. Fassberg	56	Director
Barbara L. Weber	65	Director

Below is a summary of the business experience of each our executive officers and directors:

Jonathan B. Siegel, our chairman and chief executive officer since June 2021, is a life sciences industry veteran with more than 22 years of experience advising, investing and transacting in the healthcare sector. Mr. Siegel is the founder and chief executive officer of JBS Healthcare Ventures, a firm focused on developing cost effective solutions to improve healthcare outcomes, since its formation in 2017. Previously, he was a partner and healthcare sector head at Kingdon Capital Management, a New York City-based investment management company, from 2011 until 2017. Prior to joining Kingdon, Mr. Siegel was a healthcare portfolio manager at SAC Capital Advisors from 2005 until 2011; an associate director of pharmaceutical and specialty pharmaceutical research at Bear, Stearns & Co.; a pharmaceuticals research associate at Dresdner Kleinwort Wasserstein; and a consultant in the Life Sciences Division of Computer Sciences Corporation. Mr. Siegel has worked as a research associate at the Novartis Center for Immunobiology at Harvard Medical School where he published and presented at conferences in the field of Xenotransplantation and as a research assistant at Tufts University School of Medicine. He is also a director at Jaguar Health, Inc. since 2018 and Sol-Gel Technologies Ltd since September 2018, both Nasdaq listed companies, and has served on the board of advisors of Vitalis LLC, a private pharmaceutical company, since March 2019 and as a director of Napo Therapeutics S.p.A, the majority owned Italian subsidiary of Napo Pharmaceuticals and Jaguar Health, Inc. since 2021. Previously he served on the board of directors of Lumara Health, a private pharmaceutical company from September 2013 through October 2013 and was a board observer from November 2013 to November 2014. Mr. Siegel. Jonathan received a BS in Psychology from Tufts University in 1995 and an MBA from Columbia Business School in 1999.

We believe Mr. Siegel is qualified to serve on our board due to his significant healthcare investing experience.

Daniel E. Geffken has served as our chief financial officer since July 2021. Mr. Geffken was a founder and Managing Director of Danforth Advisors, LLC, or Danforth, a strategic, financial and thought partner to public and private life science companies across all stages of the corporate life cycle. Since its founding in 2011, Danforth has consulted with more than 700 life science companies. Mr. Geffken brings more than 30 years of experience to his work for Danforth clients, ranging from start-ups to publicly traded companies with $1 billion+ market capitalizations. Mr. Geffken has been the Chief Financial Officer for Phoenix Biotech Acquisition Corp, a blank check company since June 2021. Mr. Geffken served as chief financial officer of Locust Walk Acquisition Corporation (Nasdaq: LWACU), a blank check company from October 2020 to the completion of its business combination with eFFECTOR Therapeutics, Inc. in August 2021, ProMIS Neurosciences (TSX: PMN.TO), a biotechnology company focused on the discovery and development of antibody therapeutics for neurodegenerative diseases, since March 2017, Eloxx Pharmaceuticals, Inc. (Nasdaq: ELOX), a biopharmaceutical company developing novel RNA-modulating drug candidates since November 2020, and is currently chief financial officer of or advisor to various life sciences companies including Prilenia Therapeutics Development Corp., Apic Bio Inc., Clear Creek Bio, Inc., Elicio Therapeutics Inc., Dermbiont, Inc. and Calcimedica Inc. Since 2013, he has participated in more than 18 initial public offering filings. He has assisted in raising more than $1 billion in debt and equity securities. Since 2019, Mr. Geffken has been a member of the board of directors of Windtree Therapeutics (Nasdaq: WINT), a biopharmaceutical company and, from May 2013 to October 2017, he was a member of the board of directors of Alcobra Ltd., a public biotechnology company that merged with Arcturus Therapeutics, Inc. (Nasdaq: ARCT). From November 2017 until May 2018, Mr. Geffken served on the board of directors of Arcturus. Mr. Geffken received his BS in Economics from The Wharton School, University of Pennsylvania, and an MBA from Harvard Business School from Harvard Business School.

David R. Epstein has served on our board since October 2021. Since November 2022, Mr. Epstein has served as CEO of Seagen Inc. and a member of the Board. From January 2017 to November 2022, David has also served as a strategic consultant to Flagship Pioneering a developer of bioplatform companies, Invus and other firms. He is also a board member at Valo Health, Evelo Biosciences, Ring Therapeutics, Woolsey Pharmaceuticals, Senti Biosciences and Cellestia AG. Mr. Epstein is also a Director at the non-profit Three Opinions Foundation and Chairman of South Florida’s Pelican Harbor Seabird Station (PHSS). PHSS is Miami’s premier native wildlife hospital dedicated to the rescue, rehabilitation, and release of sick, injured or orphaned brown pelicans, seabirds, and other native wildlife thus enabling future generations. From early 2010 to mid 2016, he served as chief executive officer of Novartis Pharmaceuticals, a division of Novartis AG. Previously, he started and led Novartis’ Oncology and Molecular Diagnostic units. Under his leadership the company’s oncology business grew to the second largest in the world. He also served as Chairman at Rubius Therapeutics to May of 2022, Axcella Therapeutics until September 2022 as well as Director at Tarus Therapeutics until its successful sale in June 2022.

We believe Mr. Epstein is qualified to serve on our board due to his experience in drug development, deal execution and executive leadership.

Kim D. Blickenstaff has served on our board since October 2021. He is the chairman of board of directors of Tandem Diabetes Care, Inc. (“Tandem Diabetes”), a medical device company that develops insulin pumps and other diabetes-related products, since March 2020 and was previously the executive chairman since March 2019. Mr. Blickenstaff has been a member of Tandem Diabetes’ board of directors since September 2007. From September 2007 to March 2020, Mr. Blickenstaff has also served as Tandem Diabetes’ president and chief executive officer. He also serves on the board of Nuvation Bio Inc. since August 2019. Mr. Blickenstaff served as chairman and chief executive officer of Biosite Inc., a provider of medical diagnostic products, from 1988 until its acquisition by Inverness Medical Innovations in June 2007. From 2005 to 2016, Kim served as a director of Medivation, Inc., a biotechnology company, until its acquisition by Pfizer, and as a director of DexCom Inc., a provider of continuous glucose monitoring systems, from June 2001 to September 2007. Kim was formerly a certified public accountant and has more than 20 years of experience overseeing the preparation of financial statements. He holds a BA in Political Science from Loyola University, Chicago, and an MBA from the Graduate School of Business, Loyola University, Chicago.

We believe that Mr. Blickenstaff is qualified to serve on our board due to his extensive experience as an operator and board member in the healthcare sector.

Jonathan B. Fassberg has served on our board since October 2021. He is vice chairman of healthcare investment banking at Oppenheimer, where he utilizes his deep experience and extensive contacts across the healthcare spectrum to enhance Oppenheimer’s presence in the sector. Previously, Mr. Fassberg founded The Trout Group, an investor relations firm in the life sciences industry, where he served as chief executive officer from 1996 to 2021. Prior to founding Trout in 1996, Mr. Fassberg was a sell-side analyst at a healthcare-focused investment bank. Before his career on Wall Street, Mr. Fassberg spent four years at DuPont Pharma in various sales and marketing positions. Mr. Fassberg holds a BS in biology and chemistry from The University of North Carolina – Chapel Hill and an MBA in finance from New York University’s Stern School of Business.

We believe Mr. Fassberg is qualified to serve on our board as a result of his decades of investor relations experience and extensive network within the healthcare investing community.

Barbara L. Weber, M.D. has served on our board since October 2021. She is president and CEO of Tango Therapeutics, a biotechnology company she co-founded as a venture partner at Third Rock Ventures (“TRV”) and launched in 2017. Tango (Nasdaq: TNGX) merged with BCTG Acquisition Corp., a special purpose acquisition corporation in August 2021. Dr. Weber is a board-certified medical oncologist with a strong academic track record in cancer genetics and more than 15 years of experience in pharmaceutical drug discovery and development, leading the early development groups for GSK and then Novartis Oncology (development candidate selection to phase III). In her role at TRV, in addition to creating Tango, she was interim chief medical officer for the first 18 months for Neon Therapeutics and led the TRV team building Relay Therapeutics from early seed stage into public launch.

Dr. Weber is a member of the board of directors of Revolution Medicines and Fog Pharma. Prior to joining TRV, she was Senior Vice President and Global Head, Oncology Translational Medicine at Novartis from 2009 to 2015 and Vice President, Oncology Discovery and Translational Medicine at GlaxoSmithKline from 2005 to 2009. Prior to joining the pharmaceutical industry, Dr. Weber was a professor of medicine and genetics at the University of Pennsylvania, leading a clinical and translational research program in cancer genetics. She is an elected member of the American Association of Physicians and the American Society for Clinical Investigation, of which she served as president in 2005 and she has served on the board of directors of both the American Society of Clinical Oncology (“ASCO”) and the American Association for Cancer Research (“AACR”). Dr. Weber holds a BS in Chemistry and an M.D. from the University of Washington School of Medicine and completed her residency in internal medicine at Yale University. Dr. Weber also completed a fellowship in medical oncology at the Dana-Farber Cancer Institute.

We believe Dr. Weber is qualified to serve on our board due to her experience as a venture partner in healthcare and her experience as an oncologist.

Number and Terms of Office of Officers and Directors

Our board of directors consists of five members. Prior to consummation of our initial business combination, holders of our common stock will have the right to elect all of our directors and remove members of our board of directors for any reason. Holders of our public shares will not have the right to vote on the election of directors during such time. These provisions of our amended and restated certificate of incorporation may only be amended if approved by holders of a majority of at least 90% of the outstanding shares of our common stock voting at a stockholder meeting. Approval of our initial business combination will require the affirmative vote of a majority of our board directors, which must include a majority of our independent directors. Subject to any other special rights applicable to the stockholders, prior to our initial business combination, any vacancies on our board of directors may be filled by the affirmative vote of a majority of the directors present and voting at the meeting of our board of directors that includes any directors representing our sponsor then on our board of directors, or by holders of a majority of the outstanding shares of our founders shares.

Our board of directors elects our officers and they serve at the discretion of the board of directors, rather than for specific terms of office. Our by-laws authorize our board of directors to appoint persons to the offices set forth therein as it deems appropriate. Our bylaws will provide that our officers may consist of a Chief Executive Officer, a President, a Chief Financial Officer, Vice Presidents, a Secretary, Assistant Secretaries, a Treasurer, Assistant Treasurers and such other offices as our board may determine (including interim officers as it deems appropriate).

Executive Officer and Director Compensation

No executive officer has received any cash compensation for services rendered to us. No compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing stockholders, including our directors, or any of their respective affiliates, prior to, or for any services they render in order to effectuate, the consummation of a business combination. However, such individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. There is no limit on the amount of these out-of-pocket expenses and there will be no review of the reasonableness of the expenses by anyone other than our board of directors and audit committee, which includes persons who may seek reimbursement, or a court of competent jurisdiction if such reimbursement is challenged.

Director Independence

Nasdaq listing rules require that a majority of our board of directors be independent within one year of our initial public offering. An “independent director” is defined generally as a person that, in the opinion of the listed company’s board of directors, has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company). We have three “independent directors” as defined in Nasdaq rules and applicable SEC rules prior to completion of this offering. Our board of directors has determined that each of Mr. Epstein, Mr. Blickenstaff and Dr. Weber, is an independent director under applicable SEC and Nasdaq rules. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

Committees of the Board of Directors

Our board of directors has three standing committees: an audit committee, a compensation committee and a nominating and corporate governance committee, each of which will be composed solely of independent directors. Subject to phase-in rules, Nasdaq rules and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors, and Nasdaq rules require that the compensation committee and the nominating and corporate governance committee of a listed company be comprised solely of independent directors or, in the case of the nominating committee, the nominations be made solely by independent directors. Each committee will operate under a charter that our board of directors has approved and will have the composition and responsibilities described below. We will make the charter of each committee available on our website following the closing of this offering.

Audit Committee

We have established an audit committee of the board of directors. The members of our audit committee are Mr. Blickenstaff, Mr. Epstein and Dr. Weber. Mr. Blickenstaff serves as chairman of the audit committee.

Each member of the audit committee is financially literate and our board of directors has determined that Mr. Blickenstaff qualifies as an “audit committee financial expert” as defined in applicable SEC rules and has accounting or related financial management expertise.

We have adopted an audit committee charter, which details the purpose and principal functions of the audit committee, including:

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assisting board oversight of (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, (3) our independent auditor’s qualifications and independence, and (4) the performance of our internal audit function and independent auditors;

•	the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;

•

pre-approving all audit and non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•	reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;

•	setting clear hiring policies for employees or former employees of the independent auditors;

•	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•

obtaining and reviewing a report, at least annually, from the independent auditors describing (1) the independent auditor’s internal quality-control procedures and (2) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•

meeting to review and discuss our annual audited financial statements and quarterly financial statements with management and the independent auditor, including reviewing our specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”;

•	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•

reviewing with management, the independent auditors, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

We have established a compensation committee of the board of directors. The members of our compensation committee are Mr. Blickenstaff, Mr. Epstein and Dr. Weber. Mr. Epstein serves as chairman of the compensation committee.

We have adopted a compensation committee charter, which details the purpose and responsibility of the compensation committee, including:

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reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation (if any), evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

•

reviewing and making recommendations to our board of directors with respect to the compensation, and any incentive-compensation and equity-based plans that are subject to board approval of all of our other officers;

•	reviewing our executive compensation policies and plans;

•	implementing and administering our incentive compensation equity-based remuneration plans;

•	assisting management in complying with our proxy statement and annual report disclosure requirements;

•	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

•	producing a report on executive compensation to be included in our annual proxy statement; and

•	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, independent legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Nominating and Corporate Governance Committee

We have established a nominating and corporate governance committee of the board of directors. The members of our nominating and corporate governance committee are Mr. Blickenstaff, Mr. Epstein and Dr. Weber. Dr. Weber serves as chair of the nominating and corporate governance committee.

We have adopted a nominating and corporate governance committee charter, which details the purpose and responsibilities of the nominating and corporate governance committee, including:

•

identifying, screening and reviewing individuals qualified to serve as directors, consistent with criteria approved by the board, and recommending to the board of directors candidates for nomination for election at the annual meeting of stockholders or to fill vacancies on the board of directors;

•	developing and recommending to the board of directors and overseeing implementation of our corporate governance guidelines;

•	coordinating and overseeing the annual self-evaluation of the board of directors, its committees, individual directors and management in the governance of the company; and

•	reviewing on a regular basis our overall corporate governance and recommending improvements as and when necessary.

The charter also provides that the nominating and corporate governance committee may, in its sole discretion, retain or obtain the advice of, and terminate, any search firm to be used to identify director candidates, and will be directly responsible for approving the search firm’s fees and other retention terms.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders. Prior to our initial business combination, holders of our public shares will not have the right to recommend director candidates for nomination to our board of directors.

Compensation Committee Interlocks and Insider Participation

None of our executive officers currently serves, and in the past year has not served, as a member of the compensation committee of any entity that has one or more executive officers serving on our Board.

Code of Ethics

We have adopted a Code of Ethics applicable to our directors, officers and employees. A copy of the Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Legal Proceedings

There is no material litigation, arbitration or governmental proceeding currently pending against us or any members of our management team.

Report of the Audit Committee*

Our audit committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. Additionally, our audit committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, our audit committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2021.

Submitted by our audit committee:

Kim D. Blickenstaff (Chairman)

David R. Epstein

Barbara L. Weber

*

The above report shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate it by reference.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our common stock as of                     , 2022 based on information obtained from the persons named below and other public filings, with respect to the beneficial ownership of shares of our common stock by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•	each of our executive officers and directors that beneficially owns shares of common stock; and

•	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all of our common stock beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Approximate Percentage of Outstanding Common Stock
OPY Acquisition LLC I	3,162,500	20.0
Jonathan B. Siegel	—	—%
Daniel E. Geffken	—	—%
David R. Epstein	—	—%
Kim D. Blickenstaff	—	—
Jonathan B. Fassberg	—	—
Barbara L. Weber	—	—
All executive officers and directors as a group (6 individuals)	—	—%

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Common Stock
Sculptor Capital LP(3)	850,000		%

*	Less than one percent.
(1)	Unless otherwise noted, the business address of each of our stockholders is c/o OPY Acquisition Corp. I, 85 Broad Street, New York, NY 10004.
(2)

Interests shown consist solely of founder shares. Such shares are not convertible into shares of Class A common stock within 60 days of the date of this proxy statement but will automatically convert into shares of Class A common stock on the first business day following the completion of our initial business combination.

(3)

Based on a Schedule 13G filed with the SEC on November 3, 2021. The principal address of the reporting persons is 9 West 57th Street, New York, NY 10019. Mr. Wayne Cohen is President and Chief Executive Officer of Sculptor

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In August, 2020, our sponsor purchased 2,875,000 founder shares for $25,000, resulting in an effective purchase price per share of approximately $0.0087. The number of founder shares was determined based on the expectation that the founder shares would represent 20% of the outstanding shares of common stock upon completion of the IPO. In connection with the increase in the size of the offering, on October 26, 2021 we declared a 10% stock dividend on each founder share thereby increasing the number of issued and outstanding founder shares to 3,162,500 so as to maintain the number of founder shares at 20% of the outstanding shares of our common stock upon the consummation of this offering, resulting in an effective purchase price per founder share after the stock dividend of approximately $0.0079.

Our sponsor purchased an aggregate of 2,210,667 private placement warrants in the IPO and the over-allotment exercise at a purchase price of $1.50 per warrant in a private placement that occurred simultaneously with the closing of the IPO and the over-allotment option. As such, our sponsor’s interest in this transaction is valued at $3,316,000. Each private placement warrant entitles the holder thereof to purchase one share of Class A common stock at a price of $11.50 per share, subject to adjustment as provided herein. The private placement warrants (including the Class A common stock issuable upon exercise of the private placement warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by our sponsor until 30 days after the completion of our initial business combination.

If any of our officers or directors becomes aware of a business combination opportunity which is suitable for one or more entities to which he or she has fiduciary, contractual or other obligations or duties, he or she will honor these obligations and duties to present such business combination opportunity to such entities first, and only present it to us if such entities reject the opportunity and he or she determines to present the opportunity to us. Our officers and directors currently have other relevant fiduciary, contractual or other obligations or duties that may take priority over their duties to us.

We entered into an Administrative Services Agreement pursuant to which we will also pay our sponsor a total of up to $10,000 per month for office space, administrative and support services. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees.

We will reimburse our sponsor, officers and directors and any of their respective affiliates for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made by us to our sponsor, officers, directors or our or any of their respective affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.

In order to fund working capital deficiencies or finance transaction costs in connection with an intended initial business combination, our sponsor, an affiliate of our sponsor or our officers and directors may, but are not obligated to, loan us funds as may be required. If we complete our initial business combination, we may repay such loaned amounts out of the proceeds of the Trust Account released to us. In the event that our initial business combination does not close, we may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from our Trust Account would be used for such repayment. Up to $2,000,000 of such loans made to us may be convertible into warrants at a price of $1.50 per warrant at the option of the lender. The warrants would be identical to the private placement warrants issued to our sponsor. The terms of such loans by our sponsor, an affiliate of our sponsor or our officers and directors, if any, have not been determined and no written agreements exist with respect to such loans. We do not expect to seek loans from parties other than our sponsor, an affiliate of our sponsor or our officers and directors, if any, as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in our Trust Account.

After our initial business combination, the combined company may pay members of our management team who remain with us, if any, consulting, management or other fees, with any and all amounts being fully disclosed to our stockholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to our stockholders. It is unlikely that we will know the amount of such compensation at the time we distribute such tender offer materials or at the time we hold a stockholder meeting to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive officer and director compensation.

We have entered into a letter agreement with our sponsor, officers and directors pursuant to which (x) they have agreed to waive: (1) their redemption rights with respect to any founder shares and public shares held by them, as applicable, in connection with the completion of our initial business combination; (2) their redemption rights with respect to any founder shares and public shares held by them in connection with a stockholder vote to approve an amendment to our amended and restated certificate of incorporation (A) to modify the substance or timing of our obligation to allow redemptions in connection with our initial business combination or to redeem 100% of our public shares if we have not consummated our initial business combination within 18 months from the closing of this offering, or (B) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity; and (3) their rights to liquidating distributions from the Trust Account with respect to any founder shares they hold if we fail to complete our initial business combination within 18 months from the closing of the IPO, or during any Extension Period (although they will be entitled to liquidating distributions from the trust account with respect to any public shares they hold if we fail to complete our initial business combination within the prescribed time frame), and (y) the founder shares are subject to certain transfer restrictions.

We have entered into a registration rights agreement with respect to the founder shares, private placement warrants, underwriters’ warrants and warrants issued upon conversion of working capital loans

Related Party Policy

We have not yet adopted a formal policy for the review, approval or ratification of related party transactions. Accordingly, our board of directors did not review, approve or ratify the transactions discussed above in accordance with any such policy.

We have adopted our Code of Ethics requiring us to avoid, wherever possible, conflicts of interests, except under guidelines or resolutions approved by our board of directors (or the appropriate committee of our board of directors) or as disclosed in our public filings with the SEC. Under our Code of Ethics, conflict of interest situations will include any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) involving the company. A form of the Code of Ethics that we adopted is filed as an exhibit to the registration statement filed in connection with our IPO.

In addition, pursuant to a written charter, our audit committee is responsible for reviewing and approving related party transactions to the extent that we enter into such transactions. Our audit committee will require the affirmative vote of a majority of its members present at a meeting at which a quorum is present in order to approve a related party transaction. A majority of the members of the entire audit committee will constitute a quorum. Without a meeting, the unanimous written consent of all of the members of the audit committee will be required to approve a related party transaction. Our audit committee will review on a quarterly basis all payments that were made by us to our sponsor, officers or directors, or our or any of their affiliates.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

To further minimize conflicts of interest, we have agreed not to consummate an initial business combination with an entity that is affiliated with any of our sponsor, officers or directors unless we, or a committee of independent and disinterested directors, have obtained an opinion from an independent investment banking firm which is a member of FINRA or an independent accounting firm that our initial business combination is fair to our company from a financial point of view. We will not pay finder’s fees, reimbursements or cash payments to our sponsor, officers or directors or our or any of their respective affiliates for services rendered to us prior to or in connection with the completion of our initial business combination, other than the following payments, none of which will be made from the proceeds of this offering or the sale of the private placement warrants held in the trust account prior to the completion of our initial business combination:

•	payment to an affiliate of our sponsor of a total of up to $10,000 per month, for up to 18 months, for office space, administrative and support services;

•	reimbursement for any out-of-pocket expenses related to identifying, investigating and completing an initial business combination;

•

payment to Oppenheimer of its underwriting commission, fees for any financial advisory, placement agency or other similar investment banking services provided by it to our company, and reimbursement of Oppenheimer for any out-of-pocket expenses incurred by Oppenheimer in connection with the performance of such services; and

•

repayment of loans which may be made by our sponsor, an affiliate of our sponsor or our officers and directors to finance transaction costs in connection with an intended initial business combination, the terms of which have not been determined nor have any written agreements been executed with respect thereto. Up to $2,000,000 of such loans made to us may be convertible into warrants at a price of $1.50 per warrant at the option of the lender.

We may fund these payments using the net proceeds of the sale of the private placement warrants not held in the Trust Account or, upon completion of the initial business combination, from any amounts remaining from the proceeds of the Trust Account released to us in connection therewith.

STOCKHOLDER PROPOSALS

If the Charter Amendment Proposal is approved, we anticipate that the 2023 annual meeting of stockholders will be held no later than December 31, 2023. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2023 annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address in the future, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•	If the shares are registered in the name of the stockholder, the stockholder may notify us of his or her request by calling, emailing or writing Morrow So Sodali LLC, our proxy solicitor, at

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Tel: (800) 662-5200 (toll-free) or (203) 658-9400 (banks and brokers can call collect)

Email: OHAA.info@investor.morrowsodali.com

WHERE YOU CAN FIND MORE INFORMATION

We file annual and quarterly reports and other reports and information with the SEC. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s website, located at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the SEC.

Any requests for copies of information, reports or other filings with the SEC should be directed to OPY Acquisition Corp. I, 85 Broad Street, New York, New York 10004, Attention:                 .

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than November 30, 2022 (one week prior to the meeting date).

ANNEX A

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

OPY ACQUISITION CORP. I

OPY Acquisition Corp. I (hereinafter called the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

1. The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by deleting the phrase “within 18 months from the closing of the Offering” contained in clause (ii) of Section 9.1(b) of Article IX thereof in its entirety and inserting the phrase “on or before the Termination Date” in lieu thereof.

2. The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by deleting the first two sentences of Section 9.2(d) of Article IX thereof in their entirety and inserting the following in lieu thereof:

“In the event that the Corporation has not completed an initial Business Combination by April 29, 2023, the Board may extend the period of time to consummate an initial Business Combination to October 30, 2023 (the ‘Termination Date’)”

3. The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

[Remainder of page intentionally left blank]

A-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed and acknowledged this         day of                 , 2022.

OPY ACQUISITION CORP. I

By:
Name:	Jonathan B. Siegel
Title:	Chairman and Chief Executive Officer

A-2

Proxy Card

OPY ACQUISITION CORP. I

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE SPECIAL MEETING IN LIEU OF

THE 2022 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON

___________________, 2022

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated ______________, 2022, in connection with the Special Meeting in lieu of the 2022 Annual Meeting of Stockholders (the “Special Meeting”) to be held on ___________________, 2022 at _:__ a.m., local time and any postponement or adjournment thereof hereby appoints _____________ and _______, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of OPY Acquisition Corp. I (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Special Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OF STOCKHOLDERS OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3, 4 AND 5.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on ___________________, 2022: This notice of special meeting and the accompanying proxy statement are available at https://www.cstproxy.com/______________

	FOR	AGAINST	ABSTAIN
Proposal 1 — The Charter Amendment Proposal	☐	☐	☐
To amend our amended and restated certificate of incorporation (the “charter”) to extend the initial period of time by which we have to consummate an initial business combination from April 29, 2023 to October 30, 2023, (the “New Termination Date”) pursuant to an amendment in the form set forth in Annex A of the accompanying proxy statement (the “Charter Amendment Proposal”);

Proposal 3 — The Director Proposal

To re-elect five directors to the Company’s Board, such directors to serve until the third annual meeting of stockholders following the special meeting or until the election and qualification of their respective successors, subject to their earlier death, resignation or removal.

	FOR	WITHHOLD
Jonathan B. Siegel	☐	☐
David R. Epstein	☐	☐
Kim D. Blickenstaff	☐	☐
Jonathan B. Fassberg	☐	☐
Barbara L. Weber	☐	☐

	FOR	AGAINST	ABSTAIN
Proposal 4 — The Adjournment Proposal	☐	☐	☐

To approve one or more adjournments of the special meeting from time to time, if requested by the chairman of the special meeting.

Dated: 2022

Stockholder’s Signature

Stockholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.